Exhibit 10(a)



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-74411 of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and our report dated March 7, 2003 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Separate Account A), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois
June 2, 2003


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Exhibit 10(b)

                                   CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 11 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-74411).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
May 23, 2003